EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cryo-Cell International, Inc. (the “Company”) on Form 10-Q for the quarter ended February 28, 2023 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Portnoy, Co-Chief Executive Officer of the Company, I, Mark Portnoy, Co-Chief Executive Officer of the Company, and I, Jill M. Taymans, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David Portnoy
David Portnoy
Co-Chief Executive Officer

April 21, 2023

/s/ Mark Portnoy
Mark Portnoy
Co-Chief Executive Officer

April 21, 2023

/s/ Jill M. Taymans
Jill M. Taymans
Vice President, Finance (Chief Financial Officer)

April 21, 2023